UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 15, 2022
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2022, AGCO Corporation (the “Company”) announced that effective July 1, 2022, Andrew H. Beck would be stepping down as Chief Financial Officer and would be replaced by Damon J. Audia. Mr. Audia joins AGCO from Kennametal Inc., an industrial technology leader specializing in tooling and wear-resistant solutions, where he served as the CFO since August 2018. Prior to Kennametal, Mr. Audia served as Senior Vice President and CFO at Carpenter Technology Corporation, a global manufacturer of premium specialty alloys. Mr. Audia is 51 years old.

In connection with his appointment, the Company entered into an Employment and Severance Agreement with Mr. Audia. The Agreement provides for a base salary of $700,000 per year, and customary incentive compensation and other benefits. The Agreement also contains customary non-compete, non-solicitation and confidentiality provisions and severance benefits when the termination is without “cause” or for “good reason.” The size of the severance benefits depends on whether the termination involved a change of control.

Mr. Beck will serve as Senior Advisor to both the CEO and the new CFO until early 2023.

A copy of the Company’s press release dated June 15, 2022, announcing Mr. Beck’s retirement and Mr. Audia’s appointment is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of Mr. Audia’s Employment and Severance Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment and Severance Agreement with Damon J. Audia
99.1	Press release dated June 15, 2022.
104	Cover Page Interactive Data File - the cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck
Andrew H. Beck Senior Vice President and Chief Financial Officer
Dated: June 15, 2022